UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
       PURSUANT TO SECTION 13 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported)        January 13, 2005
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                                  NEWGOLD, INC.
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              Exact name of registrant as specified in its charter)


          Delaware                    0-20722                  16-1400479
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


                    P.O. Box 1626, Shingle Springs, CA 95682
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                     (Address of principal executive office

Registration's telephone number, including area code:         (530) 672-1116
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[   ]  Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act (17
       CFR 240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under  the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c)).







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SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

On January 13, 2004, Newgold, Inc. (the "Company") announced that it had entered into a letter of intent to acquire two mining leasehold interests known as the Red Caps Project and the BXA Project. Both properties are located in Lander County, Nevada. The Company will enter into a joint venture arrangement with ASDi LLC, an entity owned by A. Scott Dockter, the CEO of Newgold. The agreement will require the Company to make annual expenditures of $250,000, $500,000 and $850,000 over the next three years, respectively, on these leaseholds. When each annual expenditure requirement is satisfied, Newgold will earn a 22.22% interest in the joint venture. Newgold will be the operator of the joint venture. The letter of intent contemplates a definitive agreement being entered into by March 31, 2005.

The Company also announced that it is in negotiations to acquire a substantial interest in an industrial mineral mining project located in Amador County, California. The property consists of approximately 1200 acres containing aggregate, clay, silica sands and coal. The Company hopes to negotiate final terms of this acquisition by March 31, 2005.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits
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                           99.1     Press Release dated January 13, 2005































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 14, 2005                             NEWGOLD, INC.
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                                                            (Registrant)


                                                     /s/ A. SCOTT DOCKTER
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                                                     A. Scott Dockter, President